UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2026 (June 30, 2026)

Blue Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42699	98-1855000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Anita Lane

Newport Beach CA, 92660-4803

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 646-543-5060

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	BACCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BACC	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of an initial business combination	BACCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment to the Current Report on Form 8-K/A (this “Amended Report”) of Blue Acquisition Corp. (the “Company”) amends the Company’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on June 30, 2026 (the “Original Report”). The Company inadvertently filed an incorrect copy of the Third Amendment (as defined below), and this Amended Report is being filed solely to replace in its entirety Exhibit 2.1 filed with the Original Report with the correct version of Exhibit 2.1 filed herewith. Other than as described above, this Amended Report does not amend any other information previously filed in the Original Report.

Item 1.01. Entry Into A Material Definitive Agreement.

As previously disclosed, on November 19, 2025, Blue Acquisition Corp., a Cayman Island exempted company (“Blue”), entered into a Business Combination Agreement (as amended by the First Amendment to the Business Combination Agreement, dated as of March 19, 2026 and the Second Amendment to the Business Combination Agreement, dated as of May 6, 2026, and as may be further amended and/or restated from time to time, the “BCA”) with Blockfusion Digital Infrastructure, Inc., a Delaware corporation (f/k/a Blockfusion Data Centers, Inc.) (“Pubco”), Atlas I Merger Sub, a Cayman Islands exempted company, Atlas Merger Sub, Inc., a Delaware corporation, and Blockfusion USA, Inc., a Delaware corporation, (“Blockfusion”), pursuant to which, as of the consummation of the transactions contemplated by the BCA (the “Closing”), Blue and Blockfusion will become wholly-owned subsidiaries of Pubco, and Pubco will become a publicly traded company. The transactions contemplated by the BCA are hereinafter referred to collectively as the “Business Combination.”

On June 30, 2026, the parties to the BCA entered into the Third Amendment to the BCA (the “Third Amendment”), which amends the BCA to: (i) add an earnout provision for the potential issuance of up to an aggregate maximum amount of 9,250,000 shares of Pubco Class A common stock of Pubco (the “Pubco Class A Common Stock”) to certain Blockfusion stockholders (the “Earnout Participants”) based on the Pubco Class A Common Stock meeting certain price thresholds during the period beginning on the closing date of the Business Combination (the “Closing Date”) and ending on the date that is thirty-six (36) months after the Closing Date (the “Earnout Period”), and (ii) decrease the size of the post-closing Pubco board of directors from (9) members to (7) members.

The Earnout Shares, if issued, will be allocated among the Earnout Participants on a pro rata basis based on their respective ownership of the Merger Consideration received at Closing. Ten percent (10%) of the Earnout Shares issued to the Earnout Participants may be assigned, transferred or otherwise delivered to third parties assisting with Blockfusion’s transitioning of its business model to support AI training and inference workloads and other HPC applications.

The Third Amendment provides, among other things, that the Earnout Shares will be issued in five tranches upon the achievement of certain price targets based upon the volume weighted average price of the Pubco Class A Common Stock, or upon a change of control of Pubco for an implied per share price that meets the applicable price target.

Other than as expressly modified pursuant to the Third Amendment, the BCA remains in full force and effect as originally executed. The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is attached as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 30, 2026, Blue and Blockfusion issued a joint press release announcing certain business developments of Blockfusion. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

On June 30, 2026, Blue held an investor call to discuss the recent Blockfusion business developments and the proposed Business Combination. A copy of the script for the conference call is furnished herewith as Exhibit 99.2.

An updated investor presentation that has been used by Blue and Blockfusion in connection with the investor call is furnished herewith as Exhibit 99.3.

The information in this Item 7.01, including Exhibit 99.1, 99.2 and 99.3, attached hereto will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

Pubco, as registrant, and Blue, as co-registrant, filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (as amended or supplemented from time to time, the “Registration Statement”), which includes a preliminary proxy statement of Blue and a prospectus (the “Proxy Statement/Prospectus”) in connection with the extraordinary meeting of Blue’s shareholders to approve the Transactions. The definitive proxy statement and other relevant documents will be mailed to shareholders of Blue as of a record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. Blue, Blockfusion and/or Pubco will also file other documents regarding the Business Combination with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF BLUE AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH BLUE’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT BLUE, BLOCKFUSION, PUBCO AND THE BUSINESS COMBINATION. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by Blue and Pubco, without charge, as available, on the SEC’s website at www.sec.gov or by directing a request to: Blue Acquisition Corp., 1601 Anita Lane, Newport Beach CA, 92660; or upon written request to Blockfusion Digital Infrastructure, Inc. at 447 Broadway, 2nd Floor, #538, New York, NY 10013, respectively.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT ON FORM 8-K. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in Solicitation

Blue, Blockfusion, Pubco and their respective directors, executive officers, certain of their equity holders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from Blue’s shareholders in connection with the Business Combination. A list of the names of such persons, and information regarding their interests in the Business Combination and their ownership of Blue’s securities are contained in Blue’s filings with the SEC, including the final prospectus for Blue’s initial public offering filed with the SEC on June 12, 2025 (the “IPO Prospectus”). Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Blue’s shareholders in connection with the Business Combination, including the names and interests of Blockfusion’s and Pubco’s respective directors or managers and executive officers, is set forth in the Registration Statement on Form S-4 initially filed by Pubco and Blue with the SEC on December 8, 2025, as amended on February 9, 2026 and May 1, 2026, which includes the Proxy Statement/Prospectus. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This Current Report on Form 8-K and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of Blue, Blockfusion or Pubco, or any commodity or instrument or related derivative of Blue or Pubco, nor shall there be any sale of any such securities, commodities, instruments or related derivatives in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities, commodities, instruments or derivatives shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”) or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Business Combination involving Pubco, Blockfusion, and Blue, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Blockfusion, Pubco, Blue and the Business Combination, statements regarding the anticipated benefits and timing of the completion of the Business Combination, the assets that may be held by Blockfusion and Pubco and the value thereof, Pubco’s listing on any securities exchange, the anticipated business of Pubco, plans and use of proceeds, objectives of management for future operations of Pubco, the upside potential and opportunity for investors, Pubco’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the level of redemptions of Blue’s public shareholders, and Pubco’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Blue’s securities; the risk that the Business Combination may not be completed by Blue’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the Business Combination, including the approval of Blue’s shareholders; failure to realize the anticipated benefits of the Business Combination; the level of redemptions of the Blue’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A ordinary shares of Blue or the shares of Pubco Class A Common Stock to be listed in connection with the Business Combination; the insufficiency of the third-party fairness opinion for the board of directors of Blue in determining whether or not to pursue the Business Combination; the failure of Pubco to obtain or maintain the listing of its securities on any securities exchange after the Closing of the Business Combination; risks associated with Blue, Blockfusion and Pubco’s ability to consummate the Business Combination timely or at all, including in connection with potential regulatory delays or impediments, costs related to the Business Combination and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Pubco’s anticipated operations and business; risks related to increased competition in the industries in which Pubco will operate; risks relating to significant legal, commercial, regulatory, tax and technical uncertainty regarding bitcoin and other cryptocurrencies; risks related to the ability of Blockfusion and Pubco to execute their business plans; the risk that demand for data center and high-performance computing (“HPC”) infrastructure decreases; challenges in implementing Pubco’s business plan and proposed transition to a HPC and Artificial Intelligence workload data center due to operational and other challenges, significant competition and regulation; risks associated with the possibility of Pubco being considered to be a “shell company” by any stock exchange on which Pubco Class A Common Stock will be listed or by the SEC, which may impact Pubco’s ability to list Pubco Class A Common Stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities, which could impact materially the time, cost and ability of Pubco to raise capital after the Closing of the Business Combination; the outcome of any potential legal proceedings that may be instituted against Pubco, Blockfusion, Blue or others in connection with or following announcement of the Business Combination; the dilutive effects on shareholders of the issuances of securities in connection with the proposed Business Combination and associated financing transactions; and those risk factors discussed in documents that Pubco and/or Blue filed, or that will be filed, including those set forth in the Registration Statement filed with the SEC in connection with the Business Combination.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the IPO Prospectus, Blue’s Quarterly Reports on Form 10-Q and Blue’s Annual Reports on Form 10-K that will be filed by Blue from time to time, the Registration Statement filed by Pubco and Blue, including the Proxy Statement/Prospectus contained therein, and other documents that have been or will be filed by Blue and Pubco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither Blue nor Pubco presently know or that Blue and Pubco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of Blue, Blockfusion, and Pubco assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Blue, Blockfusion, nor Pubco gives any assurance that any of Blue, Blockfusion or Pubco will achieve their respective expectations. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by Blue, Blockfusion or Pubco or any other person that the events or circumstances described in such statement are material.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Third Amendment to the Business Combination Agreement.
99.1	Press Release dated June 30, 2026.
99.2	Transcript of Investor Call held on June 30, 2026.
99.3	Investor Presentation, dated June 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Acquisition Corp.

	By:	/s/ David Bauer
	Name:	David Bauer
	Title:	Interim Chief Executive Officer
Dated: July 13, 2026